GulfUnited ENERGY

May 2011

FORWARD LOOKING STATEMENTS

This presentation may contain forward-looking statements about the business, financial condition and prospects of the Company. Forward-looking statements, can be identified by the use of forward-looking terminology such as "believes," "projects," "expects," "may," "goal," "estimates," "should," "plans," "targets," "intends," "could," or "anticipates," or the negative thereof, or other variations thereon, or comparable terminology, or by discussions of strategy or objectives. Forward-looking statements relate to anticipated or expected events, activities, trends or results. Because forward-looking statements relate to matters that have not yet occurred, these statements are inherently subject to risks and uncertainties. Forward-looking statements in this presentation include, without limitation, the Company's expectations of the oil initially in place, undiscovered resources, gross prospective barrels of oil equivalent, net prospective barrels of oil equivalent, net risked prospective barrels of oil equivalent, drilling success rates, resource information and other performance results. These statements are made to provide the public with management's current assessment of the Company's business, and it should not be assumed that these reserves are proven recoverable as defined by SEC guidelines or that actual drilling results will prove these statements to be correct. Although the Company believes that the expectations reflected in forward-looking statements are reasonable, there can be no assurances that such expectations will prove to be accurate. Security holders are cautioned that such forward-looking statements involve risks and uncertainties. The forward-looking statements contained in this presentation speak only as of the date of this presentation, and the Company expressly disclaims any obligation or undertaking to report any updates or revisions to any such statement to reflect any change in the Company's expectations or any change in events, conditions or circumstances on which any such statement is based. Certain factors may cause results to differ materially from those anticipated by some of the statements made in this presentation. Please carefully review our filings with the SEC as we have identified many risk factors that impact our business plan.

EXECUTIVE OFFICERS

John B. Connally III
Chief Executive Officer

- Founding Director of Nuevo Energy, a NYSE listed Houston based E&P company
- Founder and former CEO of Pure Energy and Pure Gas Partners, a private E&P company with operations in New Mexico
- Associations with Back Nine Energy Partners, Pin Oak Energy, and Commodore Energy Partners
- Director, Chairman of Compensation Committee and member of the Audit Committee of Endeavour International Corp.
- Former Partner at Baker Botts, specializing in corporate finance and M&A in the energy space

James C. Fluker III
Vice President Exploration

- Professional geophysicist and geologist with over 30 years of experience in petroleum exploration
- Previous tenures at Exxon, British Gas, and Nippon Oil Exploration
- Consultant to SK Energy, Teikoku, and Consolidated Contractors Company
- Expertise in acquisition and interpretation of seismic data for onshore/offshore and domestic/international
- Proven record of accomplishment of oil discovery in South America, North Africa, and Middle East
- Speaks, reads, and writes Spanish fluently

Ernest B. Miller IV
Executive Vice President

- 18 years of development, operations, and financial experience with energy companies in the US, Canada, and United Kingdom
- Partner in Rodeo Development, a private E&P company that was sold in 2008
- Former Director of Finance at Calpine specializing in project finance and A&D of natural gas reserves
- Associations with Daytona Energy, BPZ Energy, and Tiger Midstream

Jim D. Ford
Executive Vice President

- Over 30 years of experience in the energy sector
- Senior international negotiator with Santa Fe Energy Resources Inc.
- Extensive international exposure in South America, Africa, Former Soviet Union, and Asia
- Responsible for the negotiations of the first ever production sharing agreement in onshore China
- Associations with Rodeo Development, Riata Resources, Intercap Resource Management, and Daytona Energy

KEY HIGHLIGHTS

- ***Asset Base:*** A unique portfolio of large reserve potential projects in Colombia and Peru
- ***Visibility to Cashflow:*** Near-term seismic defined oil prospects with spud to revenue cycle of approximately 100 days
- ***Near Existing Production:*** The recent success of Petrominerales (PMG.TO) in the adjacent blocks to our northeast and the long production history of the Apiay Field immediately to our west position Block CPO-4 on trend and nearby world-class production
- ***Leadership:*** Management team with significant experience within South America including Colombia and Peru
- ***Technical Expertise:*** Significant technical partner with SK Energy, a leading Asian integrated oil and gas company

RECENT DEVELOPMENTS

- Addition of two new directors
  - **John Seitz**
    - Founder Endeavour International
    - Former Director, President & CEO of Anadarko
  - **Hon. Tom Loeffler**
    - Global business advisor with key international relationships
    - Served four terms in the U.S. House of Representatives
- Completed $25 million PIPE equity offering on February 15 and shares deemed effective by SEC on March 18, 2011
- Permitting of 6 drilling locations in Colombia (Block CPO-4)
- Completed acquisition of 2,909 km of 2-D seismic on Peru block Z-46
  - Currently being processed

COMPANY OVERVIEW

GULF UNITED ENERGY

- Oil & gas exploration company
- Activities primarily focused on development of concessions in central Colombia and offshore Peru
- Operating Partner is SK Innovation of Seoul, South Korea

Operations Summary

Colombia

- *Block CPO-4 (12.5% non-operated WI)*
  - 345,592 gross acres (43,200 net) in Llanos Basin
  - Operated by SK Energy

Peru

- *Block Z-46 (40% non-operated WI)*
  - 2,803,411 gross acres (1,121,364 net) in Trujillo Basin
  - Operated by SK Energy
- *Block 24 (5% non-operated WI)*
  - 276,137 gross acres (80,000 offshore)
  - Operated by Upland Energy
- *TEA I, II, III and IV (2% non-operated WI)*
  - Comprises 40,000,000 gross acres
  - Onshore, western flank of Andes
  - Operated by Upland Energy

STRONG OPERATING PARTNER

SK Energy- Subsidiary of SK Group, one of South Korea's top five industrial conglomerates

- Integrated business model includes refining, petrochemical, and E&P
  - Korea's largest petroleum refiner operating over 1 million barrels of capacity
  - Currently active in 33 oil and gas blocks in 17 countries
  - Over 500 million BOE of proved reserves
  - Currently involved in 4 LNG projects
- SK Energy's revenues exceeded $30 billion in 2010
- SK's fully staffed Bogotá branch office oversees operations of block CPO-4

ASSET BASE – CPO-4

CPO-4 Trend Characteristics

- Multiple stacked reservoirs (Mirador, Guadalupe, and Une)
- High quality light oil (30-45 API)
- Favorable reservoir characteristics: 30% porosity and 2D permeability



Santiago Complex
Apiay
Castilla

Llanos Basin Profile

- Basin covers ~125,000 square miles
- Geographic formations: Upper Cretaceous, Paleocene, and Eocene
- Currently over 25 operators including: Exxon, Chevron, Shell, PetroBras, Repsol, Total, Occidental, BP, and Ecopetrol

CPO-4 Working Environment

- ~25 km from pumping station on a 26 inch pipeline
- Ease of access roads
- No indigenous reservation area



PETROMINERALES
Corcel
Guatiquia
G prospect
T prospect
10 km

Source: Petrominerales

GulfUnited ENERGY

CPO-4 OPERATIONS STATUS

- Drilling contract signed with Caroil
  - 2 firm wells
  - Additional contingent wells
- 1500 hp rig has been delivered
- Environmental Permit granted
- 6 Drilling locations are being permitted in 2011
- Drilling location #1 is under construction
- Spud is planned for June 2011

CPO-4 – NEARBY PRODUCTION

Petrominerales' Candelilla Well Detail

- CPO-4 Block is located ~3 kilometers from Petrominerales' (TSX:PMG) Candelilla 1 and Candelilla 2 wells
- Gulf United and its partners have mapped 17 structures on 3D seismic. Seismic indicates four way rollovers and up thrown fault closures on trend with Corcel / Guatiquia discoveries.
- PMG's three Candelilla wells in the Guatiquia field have produced >7.2 million barrels of oil approximately 12 months of production (as of December 31, 2010)

	Spud	Depth (feet)	Reservoir	IP (bbls/d)	Cumulative Production (mmbo)
Candelilla 1	Nov-2009	11,681	Une	11,500	2.0
Candelilla 2	Dec-2009	11,740	Une	15,800	2.7
Candelilla 3	Feb-2010	12,162	Une	15,600	2.5
					7.2

- A small portion of PMG's Corcel & Guatiquia acreage has contributed to over 75% of total company production (~32,500 bopd in Q3 2010); majority of acreage still to be explored *(Source: PMG November 2010 Investor Presentation)*
- Petrominerales continues to seek additional Llanos Basin acreage
  - PMG was competing bidder for CPO-4
  - PMG was awarded Block 59 in June 2010, which is located immediately adjacent and west of CPO-4

CPO-4 RESERVOIR DISTRIBUTION


THRUST PLAY
CORCEL PLAY
NEGRITOS PLAY


BARCO
UNE
C9
Guadalupe
Mirador

Source: Houston American Energy

CPO-4 MULTI RESERVOIR CROSS SECTION


NW
SE
CPO-4
MEDINA-1
APIAY ESTE-1
BENGALA
19° API
RUBIALES
12.6° API
STO- 4
GUAYABO
LEON SELLO REGIONAL
MIRADOR RESERVORIO
BARCO - LOS CUERVOS
GACHETA GENERADOR
GUADALUPE RESERVORIO
UNE RESERVORIO
BASAMENTO
ECONOMICO
BASAMENTO
CRISTALINO
CUENCA LLANOS

Source: Houston American Energy

Key CPO-4 Wells Compared to the Statigraphic Column for the Llanos Basin


Guacavia #1 (1988)
CPO 4
Candelilla
META
Metica #1 (1985)
Negritos #1 (1962)

CPO-4 REPROCESSED 2-D SEISMIC


Well Tie Lines
DLT Lines
New Lines
Block Lines
CPO-4 REPROCESSIN
SEISMIC LINES

- Available field seismic data
  - 51 seismic lines : 1,825 Km
- Reprocessed Lines : 1,350Km
  - Inside of Block : 1,150 Km
  - Outside of Block : 200 Km
- Interpretation and mapping indicate large closures
  - 800 – 1000 acres
  - Large reserves potential

GulfUnited ENERGY

CPO-4 3-D Seismic Data & Mapping of Corcel / Guatiquia & Thrust Trends


2010 3-D Seismic Acquisition
530 km²

- $530\ km^2$ of new 3-D seismic
- Interpretation indicates structures analogous to:
  - Corcel/Guatiquia Trend
    - 4 way rollover closures
    - Upthrown fault closures
    - Multiple stacked sands
  - Thrust Trend
    - 4 way rollover closures
    - Multiple stacked sands
- Many structures to evaluate and develop

CPO-4 DRILLING LOCATION PERMITS UNDER APPLICATION


HAE Loc No 2
HAE Loc No. 1

- 6 wells being permitted in 2011
- Permitted wells will test three distinct plays on the block
  - Thrust
  - Corcel/Guatiquia
  - Negritos

CORCEL FIELD STRUCTURE MAP AND WELL TEST DATA

Four-way structures shown a range from a low of 30 acres to 100 acres in size and high-side fault traps range from 50 acres to 160 acres.



G1
30
C1
C3
C2
100
40
Boa-1
Boa-2
T
160
A3 ST
A2
A1
A4
E2
F1
50
120
D3
D1
D2

Corcel Well Tests

A1 – 58 ' L Mirador tested 2300 bopd of 28 deg
42' U Mirador tested 2800 bopd (w L Mir.) of 28 deg
40 ' Guadalupe tested 1200 bopd of 31 deg
A2 – 46' U & L Mirador tested 3100 bopd
79' Guadalupe no test reported
A4 – Mirador and Guadalupe 15,000 bopd
A3 – 12' Ubaque tested 240 bopd 22.2 deg.
Converted to water disposal well
C1 – 77' net Ubaque pay tested 5200 bopd 15 deg
C2 – 21' Lower Sand 1 pay tested 3000+ bopd 21 deg and 750 bwpd
14' Guadalupe no test reported
C3 – 23' Guadalupe tested 9700 bopd 29 deg
Boa1 – 48' Ubaque tested 6000 bopd 19 deg
D1 – 35' Guadalupe tested 3800 bopd 22 deg
56' Mirador tested 8770 bopd 26.4 deg
11' Lower Sand 1 no test reported
Petiso 1 ST – Mirador tested 4500 bopd and 4500 bwpd
D3 – 31' Mirador tested 8400 bopd 27.5 deg and 2510 bwpd
U Guadalupe tested 400 bopd 18.8 deg and 40 bwpd
E1ST – 48' Ubaque tested 4900 bopd 17 deg and 50 bwpd
65' log pay in Mirador and Guadalupe no test reported
F1 – dry hole converted to water disposal well

Source: IHS

Relatively small structures but with multiple pay sands and very high production rates

GulfUnited ENERGY

SELECTED CPO-4 STRUCTURES COMPARED TO CORCEL FIELD


Corcel


Guatiquia Block

CPO-4 Mirador structure map of Corcel Trend wells being permitted

- Four-way structures ranging from 30 – 100 acres
- Fault traps ranging from 50 to 160 acres

- Four-way structures range from 55 – 160 acres
- Fault traps ranging from 100 – 365 acres

CPO-4 THRUST TREND


THRUST PLAY
Apiay

Apiay


1076000
3
3'
APIAY FIELD

Fuente: Ecopetrol, 2004


CROSSLINE 390
SI Lumina

APIAY		
Formation	K1	K2
Depth ft	6300'	6600'
Net Pay ft.	80	400
Porosity %	16	17
Permeability md	1000	450

THRUST TREND – CPO-4 MAP & SEISMIC


SW
NE
MIRADOR
GUADALUPE
UNE


NW
SE
MIRADOR
GUADALUPE
UNE


MIRADOR

TAMANDUA #1 PROSPECT

- Independent 4 way rollover at 250 acres
- Sealing fault closure at 1,000 acres
- Multiple stacked sands – Mirador, Guadalupe, Une
- Total Depth 16,300 feet

CPO-4 NEGRITOS


NEGRITOS
PLAY

- Drilled by Int'l Petroleum Ltd.
- Spudded June 1962
- P&A August 1962
- TD = 10,569 ft.
- Oil shows in C9, Mirador, and Guadalupe
- Reprocessed seismic indicates the well is located in a structurally low position
- Mapping shows that it is possible to move approximately 200 ft. updip
- Updip structure map indicates approximately 350 acres of closure


SP
mV
-160
40
DEPTH
FT
ILD
ohm.m
0.2
2000
C8
C9
C10
MIRADOR
CUERVOS
BARCO
GUADALUPE
PALEOZOIC
7900
8000
8100
8200
8300
8400
8500
8600
8700
8800
8900
Wire-line Formation Test
8185 : Water
8358 : Dry test
8363 : Water
8380 : Water
8404 : Water
8474 : Water w/ Oil
Sidewall Core
8378 : Heavy dk brn oil stain oil odor, fair cut
8380 : Partly oil stained oil odor, fair cut
8475 : Heavy dk brn oil stain Oil odor, fair cut
Cuttings
8374~8354 :
Dk brn to Blk tar,
brt yel fluor cut
8450 : Trace of asphalt
8395~9400
Partly heavy oil stained,
Oil odor, fair cut
Not Tested
Oil Show

CPO-4 NEGRITOS #1 – WELL CORRELATION



Apiay-1
Negritos-1
C9
Mirador
Guadalupe
UNE
PALEOZOIC
Φ : 22%
Φ : 22%
Φ : 21%

ASSET BASE – Z-46

Peru Z-46 Overview

- Offshore Peru- Trujillo Basin
- Water Depth: 50m - 1,000m
- Area – 2,803,411 acres
- SK Energy 60%
- Gulf United 40%



Z-46
Trujillo

Exploration Period Work Obligation	
Phase 1	▪ **Existing 2D Data reprocessed** – *5,684 km completed* ▪ **Sea bed Coring** – *MET method (Microbial Exploration Technology) (1st Stage Completed)* ▪ **New 2D seismic** – *Acquisition* • *56 lines: 2,904 km (Acquired)* – *Processing (Q1 2011)* – *Interpretation (Q2 2011)*
Phase 2	▪ Focused 3D based on 2D interpretation to identify well location ▪ 1st Exploration Well

Z-46 REPROCESSED 2-D



Well Data (Full Data Set)

Year	Name	Company	TD (m)
1971	Ballena 1X	Occidental	974
1971	Delfin 1X	Occidental	2,662
1999	Morsa 1X	Repsol	1,281
1999	Lobos 1X	Repsol	2,496

Reprocessed Data

Year	# of Lines	Total km
1993	16	2,584
1996	49	3,100
Total	**65**	**5,684**

Z-46 RECENT 2-D SEISMIC INFILL ACQUISITION

- Multiple tertiary prospects and multiple Cretaceous/Paleozoic
- Two Repsol wells (1999) on the block reported oil shows
- Recently reprocessed 2-D data indicates sand rich fan deposition that was previously undetected
- 2,900 km of new 2-D seismic acquired in January 2011 is currently in processing


Z-46
New Seismic Line
Paleozoic Prospects
Tertiary Prospects
Source: SK Energy

ASSET BASE – BLOCK 24

Peru Block 24 Overview

- Gulf United owns a 5% non-operating working interest
- Comprised of 276,137 acres (~80,000 offshore)
- Operator estimates offshore risked prospective resource of 50 MMBO
- Recent oil and gas discoveries
  - Onshore (Olympic)- North & South of Block 24
  - Offshore (Petrotech)- South of Block 24



Recent Oil Discoveries
Oil Fields
>6000 BOPD
(Mercantile & Olympic)
Pipeline to Paita
PIURA
BLOCK
XXIV
Gas Field (Olympic)
20 MMcfd capacity
GLFE
Prospective Areas
Oil Field (Petrotech)
3000 BOPD

ASSET BASE – TECHNICAL EVALUATION AREA (TEA)

PERU TEA I, II, III, IV

- Gulf United owns a 2% non-operating interesting in TEAs
- Approximately 40 million total gross acres
- Initial plan to perform satellite imaging, aeromagnetic & gravity surveys, and geological sampling & analysis
- Exclusive rights to negotiate with the Peruvian Government for an exploration contract on any prospective areas identified through the TEA agreement


ECUADOR
COLOMBIA
BRASIL
BOLIVIA
CHILE
Block 24
TEA Area I
TEA Area II
TEA Area III
TEA Area IV
Perú petro
MAPA DEL PERU
LOTES DE CONTRATOS DE OPERACIONES PETROLERAS Y CUENCAS SEDIMENTARIAS

THREE YEAR DEVELOPMENT PLAN

	2011				2012				2013			
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4
Gross Wells	0	0	1	1	1	1	2	2	3	3	3	3
Cum. Gross Wells	0	0	1	2	3	4	6	8	11	14	17	20
Net Wells	0.000	0.000	0.125	0.125	0.125	0.125	0.250	0.250	0.375	0.375	0.375	0.375
Cum. Net Wells	0.000	0.000	0.125	0.250	0.375	0.500	0.750	1.000	1.375	1.750	2.125	2.500


CPO-4 Phase I Evaluation & Drilling
CPO-4 Development
Z-46 Seismic Acquisition & Interpretation
Z-46 Exploration Drilling

Phase I: CPO-4 Exploration

- Maintain strategic vision by continuing partnership with SK Energy and participating in well development
- SK Energy executed rig contract in January 2011

Phase II: CPO-4 Development and Z-46 Seismic

- Additional 3D seismic acquisition on CPO-4 and continue development drilling program
- Begin 3D seismic on Block Z-46

Phase III: Z-46 Exploration and South American Project Development

- First Z-46 exploration well is expected to spud Q3 2012 and expand exploration program throughout South American concessions